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                                                                    Exhibit 23.1



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No.033-47073) of The Scotts Miracle-Gro Company of our report dated June 13, 2005 relating to the financial statements of The Scotts Company LLC Retirement Savings Plan (formerly known as The Scotts Company Retirement Savings Plan), which appears in this Form 11-K.




/s/ Meaden & Moore, Ltd.

Cleveland, Ohio
June 23, 2005

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